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                                                                    EXHIBIT 10.3


                FIRST AMENDMENT TO REAL ESTATE PURCHASE CONTRACT

         THIS FIRST AMENDMENT TO REAL ESTATE PURCHASE CONTRACT (this "Amendment"), is made this 9th day of August, 1999 (the "Effective Date"), by and between Home Interiors & Gifts, inc., ("Seller"), and Parker Equities, Inc. ("Purchaser").

                                    RECITALS

         WHEREAS, on July 19, 1999, Purchaser and Seller entered into that certain Real Estate Purchase Contract (the "Contract") relating to the purchase and sale of seven office/warehouse buildings, as more particularly described therein; and

         WHEREAS, Purchaser and Seller now desire to enter into this Amendment to amend the Contract.

         NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby agree as follows:

         1. Title/Survey Objection Date. Notwithstanding the provisions of Sections 3.2 and 3.3 of the Contract, Purchaser's right to object to title and survey matters is hereby extended until the fifth (5th) business day after Purchaser receives the Survey (the last of all seven properties).

         2. Modifications. Except as expressly herein modified, the Contract shall remain in full force and effect in accordance with its terms. Except as otherwise expressly provided herein, all capitalized terms used but not defined herein shall have the same meaning as that attributed to such terms in the Contract.

         3. Effectiveness/Counterparts. This Amendment does not become effective as an amendment to the Contract or otherwise until executed and delivered by both Purchaser and Seller. This Amendment may be executed in counterparts, and facsimile signatures shall be deemed originals for all intents and purposes.

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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                           PURCHASER:

                                   PARKER EQUITIES, INC.

                                   By:           /s/ JEFF P. HOWLE
                                             ---------------------------------

                                   Name:             JEFF P. HOWLE
                                             ---------------------------------

                                   Title:            President
                                             ---------------------------------

                           SELLER:

                                   HOME INTERIORS & GIFTS, INC.

                                   By:          /s/ BETTINA S. SIMON
                                             ---------------------------------

                                   Name:            BETTINA S. SIMON
                                             ---------------------------------

                                   Title:     Vice President, General Counsel
                                              and Secretary
                                             ---------------------------------




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